SUBSEQUENT EVENTS	12 Months Ended
Feb. 23, 2013
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 16—SUBSEQUENT EVENTS

On March 21, 2013, the Company completed the sale of NAI for $100 in cash subject to working capital adjustments, and the assumption of certain debt and capital lease obligations of approximately $3,200, which were retained by NAI.

Concurrently with the execution of the Stock Purchase Agreement, the Company entered into a Tender Offer Agreement (the “Tender Offer Agreement”) with Symphony Investors, LLC, owned by a Cerberus Capital Management, L.P. (“Cerberus”)-led investor consortium (“Symphony Investors”) and Cerberus, pursuant to which, upon the terms and subject to the conditions of the Tender Offer Agreement, and contingent upon the NAI Banner Sale, Symphony Investors tendered for up to 30 percent of the issued and outstanding common stock of the Company at a purchase price of $4.00 per share in cash (the “Tender Offer”). Approximately 12 shares were validly tendered, representing approximately 5.5 percent of the issued and outstanding shares at the time of the Tender Offer expiration on March 20, 2013. All shares that were validly tendered and not properly withdrawn were accepted for payment in accordance with the terms of Tender Offer. In addition, pursuant to the terms of the Tender Offer Agreement, on March 21, 2013, SUPERVALU issued approximately 42 additional shares of common stock (approximately 19.9 percent of outstanding shares prior to the share issuance) to Symphony Investors at the Tender Offer price per share of $4.00, resulting in $170 in cash proceeds to the Company, which brought Symphony Investors ownership percent to 21.2 percent after the share issuance. Cash proceeds from the share issuance provided additional cash inflows from financing activities of $170 during the first quarter of fiscal 2014, which were used to reduce outstanding borrowings under the ABL Facility described below. The share issuance will have a dilutive effect on future net earnings (loss) per share due to the additional 42 shares outstanding.

Following the sale of NAI, the Company remains contingently liable with respect to certain self-insurance commitments as a result of parental guarantees issued by SUPERVALU INC. with respect to the obligations of NAI that were incurred while NAI was a subsidiary of the Company. The total amount of all such guarantees was $411 and represented $369 on a discounted basis. Because NAI remains a primary obligor on these self-insurance obligations, the Company believes that the likelihood that it will be required to assume a material amount of these obligations is remote. Accordingly, no amount has been recorded in the Consolidated Balance Sheets for these parent guarantees.

On March 21, 2013, the Company entered into (i) an amended and restated five-year $1,000 asset-based revolving credit facility (the “ABL Facility”), secured by the Company’s inventory, credit card receivables and certain other assets, which will bear interest at the rate of LIBOR plus 1.75 percent to LIBOR plus 2.25 percent, depending on utilization and (ii) a new six-year $1,500 term loan (the “Term Loan Facility”), secured by substantially all of the Company’s real estate, equipment and certain other assets, which will bear interest at the rate of LIBOR plus 5.00 percent and include a floor on LIBOR set at 1.25 percent (collectively, the “Refinancing Transactions”).

The proceeds of the Refinancing Transactions were used to replace the Company’s existing five-year $1,650 Revolving ABL Credit Facility, the existing $850 Secured Term Loan Facility and the $200 accounts receivable securitization facility, and refinanced the $490 of 7.5% senior notes due 2014.

In connection with the Refinancing Transactions, the Company paid financing costs of approximately $80, of which approximately $65 will be capitalized and $15 will be expensed. In addition, the Company will recognize a non-cash charge of approximately $38 for the write-off of existing unamortized financing costs and $22 for the accelerated amortization of original issue discount on the existing term loan.

Certain of the Company’s material subsidiaries are co-borrowers under the ABL Facility, and the ABL Facility is guaranteed by the rest of the Company’s material subsidiaries (the Company and those subsidiaries named as borrowers and guarantors under the ABL Facility, the “ABL Loan Parties”). To secure their obligations under the ABL Facility, the ABL Loan Parties have granted a perfected first-priority security interest for the benefit of the ABL Facility lenders in its present and future inventory, credit card, wholesale trade, pharmacy and certain other receivables, prescription files and related assets. In addition, the obligations under the ABL Facility are secured by second-priority liens on and security interests in the collateral securing the Term Loan Facility, subject to certain limitations to ensure compliance with the Company’s outstanding debt instruments and leases.

The revolving loans under the ABL Facility may be voluntarily prepaid in certain minimum principal amounts, in whole or in part, without premium or penalty, subject to breakage or similar costs. The Company and those subsidiaries named as borrowers under the ABL Facility are required to repay the revolving loans in cash and provide cash collateral under the ABL Facility to the extent that the revolving loans and letters of credit exceed the lesser of the borrowing base then in effect or the aggregate amount of the ABL Facility lenders’ commitments under the ABL Facility.

The Term Loan Facility is also guaranteed by the Company’s material subsidiaries (together with the Company, the “Term Loan Parties”). To secure their obligations under the Term Loan Facility, the Company granted a perfected first-priority mortgage lien and security interest for the benefit of the Term Loan Facility lenders in the Term Loan Parties’ equity investment in Moran Foods, LLC, the parent entity of the Company’s Save-A-Lot business and substantially all of the Term Loan Parties’ intellectual property, and agreed to grant first priority liens and security interests on certain of the Term Loan Parties’ owned or ground leased real estate within 90 days after the closing of the Term Loan Facility and certain additional equipment of the Term Loan Parties within 120 days after the closing of the Term Loan Facility, subject to any extensions that may be granted. In addition, the obligations of the Term Loan Parties under the Term Loan Facility are secured by second-priority security interests in the collateral securing the ABL Facility.

The loans under the Term Loan Facility may be voluntarily prepaid in certain minimum principal amounts, subject to the payment of breakage or similar costs and, in certain circumstances, a prepayment fee. Pursuant to the Term Loan Facility, the Company must, subject to certain customary reinvestment rights, apply 100 percent of Net Cash Proceeds (as defined in the Term Loan Credit Facility) from certain types of asset sales (excluding proceeds of the collateral security of the ABL Facility and other secured indebtedness) to prepay the loans outstanding under the Term Loan Facility. Also, beginning with the Company’s fiscal year ending February 22, 2014, the Company must prepay loans outstanding under the Term Loan Facility no later than 90 days after the fiscal year end in an aggregate principal amount equal to a percentage (which percentage ranges from 0 to 50 percent depending on the Company’s Total Secured Leverage Ratio (as defined in the Term Loan Facility) as of the last day of such fiscal year) of Excess Cash Flow (as defined in the Term Loan Facility) for the fiscal year then ended minus any voluntary prepayments made during such fiscal year with Internally Generated Cash (as defined in the Term Loan Facility).

The Company’s credit facilities and certain long-term debt agreements have restrictive covenants and cross-default provisions which generally provide, subject to the Company’s right to cure, for the acceleration of payments due in the event of a breach of a covenant or a default in the payment of a specified amount of indebtedness due under certain other debt agreements. The Company was in compliance with all such covenants and provisions for all periods presented.

On March 20, 2013, in conjunction with the completion of the Tender Offer the Company’s Board of Directors deemed the completion of the Tender Offer and issuance of common stock to Symphony Investors a change-in-control for the purposes of the Company’s outstanding stock-based awards which allowed for the acceleration of vesting under certain stock-based awards. The deemed change-in-control may result in the immediate acceleration of the award, or may allow acceleration of the award only if certain other events occur. As a result of this action, the 2013 and 2012 long-term incentive program awards were immediately accelerated resulting in the recognition of the remaining unamortized stock-based compensation and, as the awards were underwater, the pay-out to employees was insignificant. Outstanding options granted prior to May of fiscal 2011 were also immediately accelerated resulting in the recognition of the remaining unamortized costs. The deemed change-in-control resulted in acceleration of options granted after May of fiscal 2011 and outstanding restricted stock awards for certain employees also meeting certain qualifying criteria. The Company anticipates recognizing $10 of stock-based compensation expense in the first quarter of fiscal 2014 as a result of the deemed change-in-control.

The Company and AB Acquisition entered into a binding term sheet with the PBGC relating to issues regarding the effect of the NAI Banner Sale on certain SUPERVALU retirement plans. The agreement requires that the Company will not pay any dividends to its stockholders at any time for the period beginning on January 9, 2013 and ending on the earliest of (i) March 21, 2018, (ii) the date on which the total of all contributions made to the SUPERVALU Retirement Plan that were made to the SUPERVALU Retirement Plan on or after the closing date of the NAI Banner Sale is at least $450 and (iii) the date on which SUPERVALU’s unsecured credit rating is BB+ from Standard & Poor’s or Ba1 from Moody’s (such earliest date, the end of the “PBGC Protection Period”). SUPERVALU has also agreed to make certain contributions to the SUPERVALU Retirement Plan in excess of the minimum required contributions at or before the ends of fiscal years 2015—2017 (where such fiscal years end during the PBGC Protection Period), and AB Acquisition has agreed to provide a guarantee to the PBGC for such excess payments.

The Company has guaranteed certain debt obligations of American Stores Company (“ASC”) on ASC’s $467 notes outstanding. In connection with the sale of NAI, AB Acquisition assumed the ASC debt but the existing guarantee as provided to the ASC bondholders will not be released, and the Company continues as guarantor. Concurrently with the sale of NAI, AB Acquisition entered into an agreement with the Company to indemnify the Company for any consideration used to satisfy the guarantee by depositing $467 million in cash into an escrow account, which will give the Company first priority interest and the trustee of the ASC bondholders’ second priority interest in the collateral balance.

On March 26, 2013, the Company announced plans to reduce its national workforce by an estimated 1,100 positions, including current positions and open jobs. These reductions will predominantly occur during the Company’s first and second quarter of fiscal 2014. The Company anticipates recognizing severance charges of approximately $25 to $30 during the first quarter of fiscal 2014 with respect to this workforce reduction which is incremental to the $27 recognized during the fourth quarter of fiscal 2013.

UNAUDITED QUARTERLY FINANCIAL INFORMATION

(In millions, except per share data)

Unaudited quarterly financial information for SUPERVALU INC. and subsidiaries is as follows:

	Fiscal 2013
	First (16 weeks)	Second (12 weeks)	Third (12 weeks)	Fourth (12 weeks)	Fiscal Year (52 weeks)
Net sales	$5,237	$3,929	$4,041	$3,890	$17,097
Gross profit	$707	$519	$521	$547	$2,294
Net loss from continuing operations(1)	$(18)	$(56)	$(15)	$(174)	$(263)
Net earnings (loss)	$41	$(111)	$16	$(1,412)	$(1,466)
Net loss per share from continuing operations—diluted(2)	$(0.08)	$(0.26)	$(0.07)	$(0.82)	$(1.24)
Net earnings (loss) per share—diluted(3)	$0.19	$(0.52)	$0.08	$(6.65)	$(6.91)
Dividends declared per share	$0.0875	$—	$—	$—	$0.0875
Weighted average shares—diluted	214	212	214	212	212

	Fiscal 2012
	First (16 weeks)	Second (12 weeks)	Third (12 weeks)	Fourth (12 weeks)	Fiscal Year (52 weeks)
Net sales	$5,296	$3,959	$4,101	$3,980	$17,336
Gross profit	$730	$549	$559	$572	$2,410
Net loss from continuing operations(4)	$(17)	$(8)	$(43)	$(42)	$(110)
Net earnings (loss)	$74	$60	$(750)	$(424)	$(1,040)
Net loss per share from continuing operations—diluted(2)	$(0.08)	$(0.04)	$(0.20)	$(0.20)	$(0.52)
Net earnings (loss) per share—diluted(3)	$0.35	$0.28	$(3.54)	$(2.00)	$(4.91)
Dividends declared per share	$0.0875	$0.0875	$0.0875	$0.0875	$0.3500
Weighted average shares—diluted	213	213	212	212	212

(1)	Results for fiscal 2013 include net charges of $303 before tax ($187 after tax, or $0.88 per diluted share), comprised of non-cash property, plant and equipment impairment charges of $227 before tax ($140 after tax, or $0.66 per diluted share), severance and labor buyout costs of $36 before tax ($23 after tax, or $0.10 per diluted share), store closure costs of $22 before tax ($13 after tax, or $0.06 per diluted share), write-off of unamortized financing costs of $22 before tax ($14 after tax, or $0.07 per diluted share) and intangible asset impairment charges of $6 before tax ($3 after tax, or $0.02 per diluted share), offset in part by a cash settlement received from credit card companies of $10 before tax ($6 after tax, or $0.03 per diluted share).
(2)	As a result of the net loss for the four quarters during fiscal 2013 and for the four quarters of fiscal 2012, all potentially dilutive shares were antidilutive and therefore excluded from the calculation of Net loss per share from continuing operations—diluted.
(3)	As a result of the net loss for the second and fourth quarters during fiscal 2013 and for the third and fourth quarters of fiscal 2012, all potentially dilutive shares were antidilutive and therefore excluded from the calculation of Net loss per share—diluted.
(4)	Results for fiscal 2012 include net charges of $107 before tax ($100 after tax, or $0.48 per diluted share), comprised of non-cash goodwill impairment charges of $92 before tax ($90 after tax, or $0.43 per diluted share), and severance-related expenses of $15 before tax ($10 after tax, or $0.05 per diluted share).